UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 18, 2009
(Exact name of registrant as specified in its charter)

Connecticut	1-15052	06-1541045

(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

157 Church Street, New Haven, Connecticut		06506

(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number,
Including Area Code		(203) 499-2000

Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99

Item 7.01 Regulation FD Disclosure.
On May 18, 2009, UIL Holdings Corporation (the Registrant) disclosed the information contained in the slides attached hereto as Exhibit 99, which includes information with respect to 2009-2011 projected capital projects and rate base.
Certain statements contained in Exhibit 99, regarding matters that are not historical facts, are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). These include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future. Such forward-looking statements are based on the Registrant’s expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements. Such risks and uncertainties include, but are not limited to, general economic conditions, conditions in the debt and equity markets, legislative and regulatory changes, changes in demand for electricity and other products and services, unanticipated weather conditions, changes in accounting principles, policies or guidelines, and other economic, competitive, governmental, and technological factors affecting the operations, timing, markets, products, services, and prices of the Registrant’s subsidiaries. The foregoing and other factors are discussed and should be reviewed in the Registrant’s most recent Annual Report on Form 10-K, as amended, and other subsequent filings with the Securities and Exchange Commission. Forward-looking statements included in Exhibit 99 speak only as of the date hereof and the Registrant undertakes no obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances.
The Registrant is furnishing the information in this Current Report on Form 8-K and in Exhibit 99 to comply with Regulation FD. Such information, including Exhibit 99, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K, including Exhibit 99, shall not be deemed incorporated by reference into any filing under the Securities Exchange Act or the Exchange Act regardless of any general incorporation language in such filing.
Item 9.01 Financial Statements and Exhibits

(d)	Exhibits – The following exhibit is furnished as part of this report:

99	Slides.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UIL HOLDINGS CORPORATION Registrant
Date: May 18, 2009	By	/s/ Steven P. Favuzza
Steven P. Favuzza
Vice President and Controller